SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

(Amendment No.___)

Filed by the Registrant [X]

Filed by a party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Under Rule 14a-12

[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

PDF SOLUTIONS, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

PDF SOLUTIONS, INC.

333 West San Carlos Street
Suite 700
San Jose, CA 95110

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held May 17, 2002

       On Friday, May 17, 2002, PDF Solutions, Inc., a Delaware corporation (the “Company”), will hold its Annual Meeting of Stockholders at the San Jose Hilton Hotel, Santa Clara Room, located at 300 Almaden Blvd., San Jose, California. The meeting will begin at 1:30 p.m. local time.

      Only stockholders who owned stock at the close of business on April 1, 2002 can vote at this meeting or any adjournment that may take place. At the meeting we will:

•	Elect two (2) Class I nominees to the Board of Directors to serve until the next Annual Meeting, or until such directors’ respective successors are duly elected and qualified.

•	Ratify the appointment of Deloitte & Touche LLP as our independent auditors for the current fiscal year.

•	Transact any other business properly brought before the meeting.

      You can find more information about each of these items, including the nominees for directors, in the attached Proxy Statement.

      Our Board of Directors recommends that you vote in favor of each of the two proposals outlined in this Proxy Statement.

      We cordially invite all stockholders to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, please either mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided or vote your shares by telephone to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

      At the meeting, we will also report on our business results and other matters of interest to stockholders.

By Order of the Board of Directors,

/s/ PETER COHN
Secretary

San Jose, California

April 15, 2002

PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
COMPENSATION OF EXECUTIVE OFFICERS AND OTHER MATTERS
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
AUDIT COMMITTEE REPORT
FEES BILLED FOR SERVICES RENDERED BY INDEPENDENT AUDITORS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
STOCK PERFORMANCE GRAPH

PDF SOLUTIONS, INC.

333 West San Carlos Street
Suite 700
San Jose, CA 95110

PROXY STATEMENT

FOR THE
2002 ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 17, 2002

       Our Board of Directors is soliciting proxies for the 2002 Annual Meeting of Stockholders. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the meeting. Please read it carefully.

      The Board set April 1, 2002 as the record date for the meeting. Stockholders of record who owned our common stock on that date are entitled to vote at and attend the meeting, with each share entitled to one vote. On the record date, there were 22,900,051 shares of our common stock outstanding.

      Voting materials, which include this Proxy Statement, a proxy card and the 2001 Annual Report, will be mailed to stockholders on or about April 15, 2002.

      In this Proxy Statement:

•	“We,” “us,” “our” and the “Company” refer to PDF Solutions, Inc.

•	“Annual Meeting” or “Meeting” means our 2002 Annual Meeting of Stockholders

•	“Board of Directors” or “Board” means our Board of Directors

•	“SEC” means the Securities and Exchange Commission

      We have summarized below important information with respect to the Annual Meeting.

Time And Place Of The Annual Meeting

      The Annual Meeting is being held on Friday, May 17, 2002 at 1:30 p.m. local time at the San Jose Hilton Hotel, Santa Clara Room, located at 300 Almaden Blvd., San Jose, California.

      All stockholders who owned shares of our stock as of April 1, 2002, the record date, may attend the Annual Meeting.

Purpose Of The Proxy Statement And Proxy Card

      You are receiving a Proxy Statement and proxy card from us because you owned shares of our common stock on April 1, 2002, the record date. This Proxy Statement describes issues on which we would like you, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision.

      When you sign the proxy card, you appoint John K. Kibarian and P. Steven Melman as your representatives at the meeting. John K. Kibarian and P. Steven Melman will vote your shares, as you have instructed them on the proxy card, at the meeting. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the meeting it is a good idea to complete, sign and return your proxy card or vote your shares by telephone in advance of the meeting just in case your plans change.

Proposals To Be Voted On At This Year’s Annual Meeting

      You are being asked to vote on:

•	The election of two (2) Class I directors to serve on our Board of Directors.

•	The ratification of our appointment of Deloitte & Touche LLP as our independent auditors for the current fiscal year.

      The Board of Directors recommends a vote FOR each proposal.

Voting Procedure

You may vote by mail

      To vote by mail, please sign your proxy card and return it in the enclosed, prepaid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted as you instruct.

You may vote in person at the meeting

      We will pass out written ballots to anyone who wants to vote at the meeting. Holding shares in “street name” means your shares of stock are held in an account by your stockbroker, bank, or other nominee, and the stock certificates and record ownership are not in your name. If your shares are held in “street name” and you wish to attend the Annual Meeting, you must notify your broker, bank or other nominee and obtain the proper documentation to vote your shares at the Annual Meeting.

You may vote by telephone

      If you live in the United States or Canada, you may submit your proxy by following the Vote by Telephone instructions on the proxy card.

You may change your mind after you have returned your proxy card

      If you change your mind after you return your proxy card, you may revoke your proxy at any time before the polls close at the meeting. You may do this by:

•	signing another proxy card with a later date, or

•	voting in person at the Annual Meeting.

Multiple Proxy Cards

      If you received more than one proxy card, it means that you hold shares in more than one account. Please sign and return all proxy cards to ensure that all your shares are voted.

Quorum Requirement

      Shares are counted as present at the meeting if the stockholder either:

•	is present and votes in person at the meeting, or

•	has properly submitted a proxy card.

      A majority of our outstanding shares as of the record date must be present at the meeting (either in person or by proxy) in order to hold the Annual Meeting and conduct business. This is called a “quorum.”

Consequences of Not Returning Your Proxy Card; Broker Non-Votes

      If your shares are held in your name, you must return your proxy card (or attend the Annual Meeting in person) in order to vote on the proposals. If your shares are held in “street name” and you do not return your proxy card, your stockbroker may either:

•	vote your shares on routine matters, or

•	leave your shares unvoted.

      Under the rules that govern brokers who have record ownership of shares that are held in “street name” for their clients, brokers may vote such shares on behalf of their clients with respect to “routine” matters (such as the election of directors or the ratification of auditors), but not with respect to non-routine matters (such as a proposal submitted by a stockholder). If the proposals to be acted upon at any meeting include both routine and non-routine matters, the broker may turn in a proxy card for uninstructed shares that votes FOR the routine matters, but expressly states that the broker is not voting on non-routine matters. This is called a “broker non-vote.”

      Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of votes cast.

      We encourage you to provide instructions to your stockbroker by returning your proxy card. This ensures that your shares will be voted at the meeting.

Effect Of Abstentions

      Abstentions are counted as shares that are present and entitled to vote for the purposes of determining the presence of a quorum and as votes AGAINST a proposal for purposes of determining the approval of any matter submitted to the stockholders for a vote.

Required Vote

      Assuming a quorum is present, the two nominees receiving the highest number of affirmative votes will be elected as directors. The ratification of the independent auditors will require the affirmative vote of a majority of shares present in person or represented by proxy at the meeting.

Vote Solicitation; Use Of Outside Solicitors

      PDF Solutions, Inc. is soliciting your proxy to vote your shares at the Annual Meeting. In addition to this solicitation by mail, our directors, officers, and other employees may contact you by telephone, internet, in person or otherwise to obtain your proxy. These persons will not receive any additional compensation for assisting in the solicitation. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners. We will reimburse these entities and our transfer agent for their reasonable out-of-pocket expenses in forwarding proxy materials.

Voting Procedures

      Votes cast by proxy or in person at the Annual Meeting will be tabulated by a representative of EquiServe, our transfer agent, and transmitted to P. Steven Melman, our CFO, who will act as the Inspector of Election. The Inspector will also determine whether a quorum is present at the Annual Meeting.

      The shares represented by the proxy cards received, properly marked, dated, signed and not revoked, will be voted at the Annual Meeting. If the proxy card specifies a choice with respect to any matter to be acted on, the shares will be voted in accordance with that specified choice. Any proxy card which is returned but not marked will be voted FOR each of the director nominees, FOR each of the other proposals discussed in this Proxy Statement, and as the proxy holders deem desirable for any other matters that may come before the meeting. Broker non-votes will not be considered as voting with respect to any matter for which the broker does not have voting authority.

      We believe that the procedures to be used by the Inspector to count the votes are consistent with Delaware law concerning voting of shares and determination of a quorum.

Publication Of Voting Results

      We will announce preliminary voting results at the meeting. We will publish the final results in our quarterly report on Form 10-Q for the second quarter of fiscal 2002, which we will file with the SEC. You can get a copy by contacting our Investor Relations Department at (408) 280-7900 or the SEC at (800) 732-0330 for the location of the nearest public reference room, or through the EDGAR system at www.sec.gov.

Other Business

      We do not know of any business to be considered at the 2002 Annual Meeting other than the proposals described in this proxy statement. However, because we did not receive notice of any other proposals to be brought before the meeting, if any other business is properly presented at the Annual Meeting, your signed proxy card gives authority to John K. Kibarian and P. Steven Melman to vote on such matters at their discretion.

Proposals For 2003 Annual Meeting

      To have your proposal included in our proxy statement for the 2003 Annual Meeting, pursuant to Rule 14a-8 under the Securities and Exchange Act of 1934, as amended, you must submit your proposal in writing by 120 calendar days before the anniversary of the date this year’s proxy statement is “released to shareholders” (i.e., the mailing date) to the attention of our Secretary, PDF Solutions, Inc., 333 West San Carlos Street, Suite 700, San Jose, CA 95110.

      Alternatively, our Bylaws provide that a proposal that the stockholder delivers or mails to our principal executive offices not less than 90 nor more than 120 days prior to the anniversary date of the prior year’s meeting shall be timely received; provided, however, that if the date of the annual meeting is more than 30 days prior to or more than 60 days after such anniversary date and less than 60 days notice of the date of the meeting is given to stockholders, to be timely, the proposal must be received from the stockholder not later than the close of business on the 10th day following the date the notice of meeting was mailed.

      If you submit a proposal for the 2003 Annual Meeting after the date that is 120 days prior to April 15, 2003 or the anniversary date of the mailing of this year’s proxy statement, management may or may not, at their discretion, present the proposal at the meeting, and the proxies for the 2003 Annual Meeting will confer discretion on the management proxy holders to vote against your proposal.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

      We have nominated two candidates for election to the Board this year. Detailed information on each of the nominees is provided below.

      The Board is divided into three classes with each director serving a three year term and one class being elected at each year’s Annual Meeting of stockholders. If any director is unable to stand for re-election, the Board may reduce the size of the Board, designate a substitute or leave a vacancy unfilled. If a substitute is designated, proxies voting on the original director candidate will be cast for the substitute candidate. Each Class I nominee listed has consented to serve as a director.

Vote Required

      If a quorum is present, the two nominees receiving the highest number of affirmative votes of shares entitled to be voted for them will be elected as Class I directors for the ensuing three year term. Unless marked otherwise, proxies received will be voted FOR the election of each of the two nominees. If additional people are nominated for election as directors, the proxy holders intend to vote all proxies received by them in a way that will ensure that as many as possible of the nominees listed below are elected. If this happens, the specific nominees to be voted for will be determined by the proxy holders.

Nominees for the Board of Directors

      The Company’s Bylaws provide that the number of directors shall be established by the Board or the stockholders of the Company. The Company’s Certificate of Incorporation provides that the directors shall be divided into three classes, with the classes serving for staggered, three year terms. Pursuant to the Company’s Bylaws, the Board has set the number of Directors at five, consisting of two Class I directors, two Class II directors and one Class III director. Two Class I directors are to be elected at the Annual Meeting. These Class I directors will hold office until the Annual Meeting next following the fiscal year ending December 31, 2004 or until their successors have been duly elected and qualified. The terms of the Class II and Class III directors will expire at the Annual Meeting of Stockholders next following the fiscal year ending December 31, 2002 and December 31, 2003, respectively.

      Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company’s nominees named below, each of whom currently is a director of the Company. In the event that a nominee of the Company becomes unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the proxies for any substitute nominee who is designated by the current Board of Directors to fill such vacancy. It is not expected that the nominees listed below will be unable or will decline to serve as a director.

      Set forth below are the names of, and certain information as of April 15, 2002 about, the nominees for and current Class I directors and the current Class II and Class III directors with unexpired terms.

Name	Age	Principal Occupation

Nominees for and Current Class I Directors
B.J. Cassin	68	Private Venture Capital Investor
Donald L. Lucas	72	Private Venture Capital Investor

Continuing Class II Directors
Lucio L. Lanza	57	Managing Director, Lanza techVentures
Kimon Michaels, Ph.D.	35	Vice President, Integration Practice and Director of PDF Solutions, Inc.
Continuing Class III Director
John K. Kibarian, Ph.D.	37	Chief Executive Officer, President and Director of PDF Solutions, Inc.

      Except as indicated below, each nominee or incumbent director has been engaged in the principal occupation set forth above during the past five years. There are no family relationships among any of the directors or executive officers of the Company.

      B.J. Cassin has served as a director since November 1995. Mr. Cassin has been a private venture capital investor since 1979. Previously, he co-founded Xidex Corporation, a manufacturer of data storage media in 1969. Mr. Cassin is chairman of the board of directors of Cerus Corporation, a medical device company and a director of Symphonix Devices, Inc., a medical device company. Mr. Cassin holds an A.B. in Economics from Holy Cross College.

      Donald L. Lucas has served as a director since May 1999. He has been a venture capitalist since 1960. He also serves as a director of Cadence Design Systems, Inc., an electronic design automation company, Macromedia, Inc., a software company, Oracle Corporation, an information management software company and Tricord Systems, Inc., a storage system management software company. Mr. Lucas holds a B.A. in Economics and an M.B.A. from Stanford University.

      Lucio L. Lanza has served as a director since November 1995. Mr. Lanza has been managing director of Lanza techVentures, a venture capital firm, since January 2001. From 1990 to December 2000, Mr. Lanza served with U.S. Venture Partners, a venture capital firm, including as a general partner from 1996 through December 2000. Mr. Lanza has served as chairman of the board of directors of Artisan Components, Inc., a semiconductor intellectual property company since November 1997.

      Kimon Michaels, Ph.D., one of our founders, has served in Vice Presidential capacities since March 1993 including currently as Vice President, Integration Practice, and as a director since November 1995. He also served as Chief Financial Officer from November 1995 to July 1998. Mr. Michaels received a B.S. in Electrical Engineering, a M.S. E.C.E. and a Ph.D. E.C.E. from Carnegie Mellon University.

      John K. Kibarian, Ph.D., one of our founders, has served as President since November 1991 and has served as our Chief Executive Officer since July 2000. Mr. Kibarian has served as a director since December 1992. Mr. Kibarian received a B.S. in Electrical Engineering, a M.S. E.C.E. and a Ph.D. E.C.E. from Carnegie Mellon University.

Meetings And Committees Of The Board Of Directors

      During the last fiscal year (the period from December 31, 2000 through December 31, 2001), the Board met ten times and took action by unanimous written consent six times during the same period. Each director attended at least 75% of all Board and applicable committee meetings during this time. The Board has a Compensation Committee and an Audit Committee.

      B.J. Cassin and Lucio L. Lanza are members of the Compensation Committee. The Compensation Committee held two meetings during the last fiscal year. The functions of the Compensation Committee are to establish and administer our policies regarding annual executive salaries and cash incentives and long-term equity incentives and to assist with the administration of our 2001 Stock Plan and 2001 Employee Stock Purchase Plan. The Board approved the formation of a Special Option Committee in June of 2000 to assist the Compensation Committee by serving as administrator for our 2001 Stock Plan for the purposes of granting options to purchase up to 35,000 shares of common stock to new, non-executive employees. In January of 2002, the Board also authorized the Special Option Committee to approve merit stock increases to existing employees by granting them options to purchase up to 15,000 shares of common stock. Mr. Kibarian and Mr. Melman are members of the Special Option Committee. The Special Option Committee took action by unanimous written consent nine times during the last fiscal year.

      The Audit Committee is comprised of the following directors: Donald L. Lucas, B.J. Cassin and Lucio L. Lanza. The Audit Committee held three meetings during the last fiscal year. The functions of the Audit Committee are to recommend the engagement of the independent public auditors, to monitor the effectiveness of our internal and external audit efforts, and to monitor our financial and accounting organization and our system of internal accounting controls. The Audit Committee has a written charter, which is attached as Appendix A to this proxy statement.

      The Board does not have a nominating committee or a committee performing the functions of a nominating committee.

Director Compensation

      Our directors do not currently receive any compensation for serving on the board of directors, although they are reimbursed for reasonable travel expenses incurred in connection with attending board of directors and committee meetings. During the last fiscal year, we issued options to purchase 50,000 shares of common stock to Mr. Lanza, at an exercise price of $11.00 per share, one-half of which are vested and  1/48 of the total number of shares subject to the option vest each month thereafter, provided Mr. Lanza remains one of our directors. Our 2001 Stock Plan provides for the automatic grant of nonstatutory options to non-employee directors. Each new director subsequent to July 26, 2001, the effective date of our initial public offering, will be granted options to purchase 30,000 shares. In addition, each non-employee director will be granted options to purchase 7,500 shares each year following the conclusion of the Annual Meeting of Stockholders for such year. These grants each vest at the rate of 25% on the one year anniversary of the date of grant, and at the rate of  1/48 of the total options granted in each month thereafter.

Recommendation of the Board:

THE BOARD RECOMMENDS A VOTE FOR

THE ELECTION OF ALL NOMINEES NAMED ABOVE.

PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Audit Committee has recommended, and the Board has approved, the appointment of Deloitte & Touche LLP as our independent auditors. Deloitte & Touche LLP has served as our independent auditors since September 18, 1998. In the event that ratification of this selection of auditors is not approved by a majority of the shares of common stock voting at the Annual Meeting in person or by proxy, the Board will review its future selection of auditors.

      A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

Recommendation of the Board

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table shows how much common stock is owned by the directors, the Named Executive Officers identified on page 11, all executive officers and directors as a group, and owners of more than 5% of our outstanding common stock, as of April 1, 2002. Except as otherwise indicated, the address for each person listed as a director or officer is c/o PDF Solutions, Inc., 333 West San Carlos Street, Suite 700, San Jose, CA 95110. Unless otherwise indicated in the footnotes, each person or entity has sole voting and investment power, or shares such powers with his spouse, with respect to the shares shown as beneficially owned.

	Amount and
	Nature of	Percentage of
	Beneficial	Common Stock
Name and Address of Beneficial Owner	Ownership(1)	(1)(2)

5% Stockholders:
Cadence Design Systems, Inc.	1,745,443	7.6%
2655 Seely Road, Building 5 San Jose, CA 95134
Funds affiliated with U.S. Venture Partners(3)	1,724,997	7.5
2180 Sand Hill Road Suite 300 Menlo Park, CA 94025
Kimon Michaels(4)	1,678,516	7.3
Thomas Cobourn(5)	1,290,762	5.6
Executive Officers and Directors:
John K. Kibarian(6)	2,775,756	12.1
B.J. Cassin(7)	515,584	2.3
David Joseph(8)	286,666	1.3
P. Steven Melman(9)	233,333	1.0
David Tarpley(10)	230,665	1.0
P.K. Mozumder(11)	206,666	*
Donald L. Lucas(12)	129,933	*
Lucio L. Lanza(13)	64,997	*
All executive officers and directors as a group (12 persons)(14)	10,936,080	47.8

  *  Less than 1%.

(1)	Beneficial ownership is determined in accordance with SEC rules. In computing the number of shares beneficially owned by a person, we have included shares for which the named person has sole or shared power over voting or investment decisions. The number of shares beneficially owned includes common stock which the named person has the right to acquire, through conversion, option or warrant exercise, or otherwise, within 60 days after April 1, 2002.

(2)	Percentage of beneficial ownership is based on 22,900,051 shares outstanding as of April 1, 2002. For each named person, the percentage ownership includes stock which the person has the right to acquire within 60 days after April 1, 2002, as described in Footnote 1. However, such shares shall not be deemed outstanding with respect to the calculation of ownership percentage for any other person. Beneficial ownership calculations for 5% stockholders are based primarily on publicly-filed Schedule 13D’s or 13G’s, which 5% stockholders are required to file with the SEC, and which generally set forth ownership interests as of December 31, 2001.

(3)	U.S. Venture Partners IV, L.P., U.S.V.P. Entrepreneur Partners II, L.P., Second Ventures II, L.P. and 2180 Associates Fund are affiliated entities and together are considered a greater than 5% stockholder. The general partner of each of these entities is Presidio Management Group IV, L.P., or PMG. The general partners of PMG are William K. Bowes, Jr., Irwin Federman, Steven M. Krausz and Philip M. Young. Each of these persons may be deemed to share voting and dispositive control over the shares, but each disclaims beneficial ownership therein except to the extent of their pecuniary interest therein as a result of their respective interests in PMG.

(4)	Includes 5,001 unvested shares subject to our right to repurchase upon termination of employment.

(5)	Includes 66,667 shares held in the name of the Thomas F. Cobourn 2001 Grantor Retained Annuity Trust dated June 25, 2001 and 3,334 unvested shares subject to our right to repurchase upon termination of employment.

(6)	Includes 112,502 unvested shares subject to our right to repurchase upon termination of employment.

(7)	Includes 41,666 shares held in the name of Cassin Family Partners, A California Limited Partnership and 473,918 shares held in the name of The Cassin Family Trust U/D/T dtd 1/31/96.

(8)	Includes 96,392 unvested shares subject to our right to repurchase upon termination of employment. Does not include 50,000 options granted on October 1, 2001 because such options have not yet become exercisable.

(9)	Includes 50,002 unvested shares subject to our right to repurchase upon termination of employment.

(10)	Includes 8,889 unvested shares subject to our right to repurchase upon termination of employment.

(11)	Includes 46,947 unvested shares subject to our right to repurchase upon termination of employment.

(12)	Includes 23,134 shares held by the Donald L. Lucas Remuneration Trust. Also includes 46,422 shares held in the name of the Donald L. Lucas Profit Sharing Trust and 10,377 shares held in the name of the Donald L. Lucas & Lygia S. Lucas Trust U/D/T 12/3/84. Also includes 25,001 unvested shares subject to our right to repurchase upon termination of service.

(13)	Includes 20,874 unvested shares subject to our right to repurchase upon termination from service.

(14)	Includes an aggregate of 368,642 unvested shares which are subject to our right to repurchase upon termination of employment or service.

COMPENSATION OF EXECUTIVE OFFICERS AND OTHER MATTERS

      The following table shows the compensation earned by (a) the person who served as our Chief Executive Officer during the fiscal year that ended December 31, 2001, (b) the four other most highly compensated individuals who served as an executive officer during the fiscal year ended December 31, 2001 (the “Named

Executive Officers”); and (c) the compensation received by each of these people for the two preceding fiscal years.

Summary Compensation Table

					Long-Term
					Compensation
					Awards
		Annual Compensation
					Securities
				Other Annual	Underlying	All Other
Name and Principal Position	Year	Salary	Bonus(1)	Compensation	Options	Compensation(2)

John K. Kibarian	2001	$170,000	$70,000	$—	—	414
Chief Executive Officer	2000	150,000	42,000	—	200,000	371
and President	1999	120,000	15,000	—	—	321
David Tarpley	2001	100,240	183,492	—	—	330
Vice President,	2000	100,240	160,288	—	26,666	329
Worldwide Sales	1999	100,240	104,851	—	53,333	327
David A. Joseph	2001	190,000	50,000	—	50,000	414
Executive Vice President,	2000	175,000	40,000	—	53,333	371
Sales, Marketing and	1999	160,240	1,450	—	33,333	327
Business Development
P.K. Mozumder	2001	170,000	45,000	—	—	414
Vice President,	2000	160,000	37,500	—	40,000	371
Integration Practice	1999	150,240	6,200	—	—	327
P. Steven Melman	2001	170,000	35,000	—	—	414
Chief Financial Officer	2000	160,000	30,000	—	33,333	371
and Vice President,	1999	150,240	46,000	—	—	327
Finance and Administration

(1)	Amounts listed in “Bonus” for Mr. Tarpley represent the dollar value of commissions earned.

(2)	Amounts listed under “All Other Compensation” represent the dollar value of premiums for term life insurance paid by us on behalf of each Named Executive Officer during the fiscal year ended December 31, 2001. There is no cash surrender value under these life insurance policies.

OPTION GRANTS IN LAST FISCAL YEAR

      The following table provides information with respect to stock options granted to the Named Executive Officers during the last fiscal year. In addition, as required by SEC rules, the table sets forth the hypothetical gains that would exist for the options based on assumed rates of annual compound stock price appreciation during the option term.

	Individual Grants(1)				Potential Realizable
Value at Assumed
	Number of	Percent of Total			Annual Rates of Stock
	Securities	Options Granted to	Exercise		Price Appreciation
	Underlying	Employees	of Base		For Option Term(2)
	Options	in Fiscal	Price	Expiration
Name	Granted(#)	Year(%)(3)	($/sh)(4)	Date	5%($)	10%($)

John K. Kibarian	—	—	—	—	—	—
David Tarpley	—	—	—	—	—	—
David A. Joseph	50,000	3.91	10.00	10/1/2011	1,210,399	2,223,430
P.K. Mozumder	—	—	—	—	—	—
P. Steven Melman	—	—	—	—	—	—

(1)	No stock appreciation rights were granted to the Named Executive Officers in the last fiscal year. Options vest 25% on the one year anniversary of the vesting commencement date and ratably each month over the remaining 36-month period. The options have a 10-year term, but are subject to earlier termination in connection with termination of employment. The vesting commencement date for the options granted to Mr. Joseph during fiscal year 2001 was October 1, 2001. In the event of certain change-in-control transactions, options held by Mr. Melman shall be exercisable to the extent of the number of shares that would otherwise vest if such officer remained employed by the Company or its successors for two years after the effective date of the transaction.

(2)	The potential realizable value illustrates the hypothetical value that might be realized upon exercise of the options immediately prior to the expiration of their terms, assuming the specified compounded rates of appreciation of the market price per share for the date of grant to the end of the option term. These assumed rates comply with the rules of the Securities and Exchange Commission. Actual gains, if any, on stock option exercise are dependent upon a number of factors, including the future performance of the Common Stock and the timing of option exercises, as well as the optionees’ continued employment throughout the vesting period. There can be no assurance that the amounts reflected in this table will be achieved.

(3)	The Company granted stock options representing 1,277,568 shares to employees in the last fiscal year.

(4)	The exercise price may be paid in cash, in shares of common stock valued at fair market value on the exercise date or through a cashless exercise procedure involving a same-day sale of the purchased shares. The Company may also finance the option exercise by loaning the optionee sufficient funds to pay the exercise price for the purchased shares and the federal and state income tax liability incurred by the optionee in connection with such exercise.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION VALUES

      The following table provides certain information with respect to stock options exercised by the Named Executive Officers during the last fiscal year that ended December 31, 2001. The table also provides the number of shares covered by stock options as of the end of the fiscal year, and the value of “in-the-money” stock options, which represents the positive difference between the exercise price of a stock option and the market price of the shares subject to such option at the end of the fiscal year.

Number of
			Securities Underlying		Value of Unexercised
			Unexercised Options		In-the-Money Options
	Shares		at December 31, 2001(1)		at December 31, 2001(2)
	Acquired on	Value
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable

John K. Kibarian	—	—	—	—	$—	$—
David Tarpley	—	—	—	—	—	—
David Joseph	—	—	—	50,000	—	550,000
P.K. Mozumder	—	—	—	—	—	—
P. Steven Melman	—	—	—	—	—	—

(1)	No stock appreciation rights (SARs) were outstanding during fiscal 2001.

(2)	Based on the $21.00 per share closing price of our common stock on The Nasdaq Stock Market on December 31, 2001, less the exercise price of the options.

Change of Control Arrangements

      On July 9, 1998, we entered into a letter agreement with Mr. Melman to act as our Vice President, Finance and Administration and Chief Financial Officer. This letter agreement provides that in the event Mr. Melman is terminated without cause any time after his one-year anniversary with us and there is no change of control, Mr. Melman will receive six months accelerated vesting of shares purchased pursuant to an option or restricted stock purchase agreement. In the event of a change of control, Mr. Melman will receive 24 months accelerated vesting, regardless of whether his employment is terminated. Additionally, in the event

Mr. Melman’s employment with the Company is terminated by the Company at any time without cause, he will be entitled to receive his monthly base salary and benefits for a period of six months, paid on a monthly basis. Change of control is defined as an event whereby a party or group of parties, different from those in control of PDF at the time of Mr. Melman’s offer, attains a majority voting right in PDF.

      Notwithstanding anything to the contrary set forth in any of the Company’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934 that might incorporate future filings, including this Proxy Statement, in whole or in part, the Compensation Committee Report, the Audit Committee Report and the Stock Performance Graph shall not be deemed to be incorporated by reference into any such filings.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      The following is a report of the Compensation Committee of the Board of Directors describing the compensation policies applicable to the Company’s executive officers during the fiscal year that ended December 31, 2001. The Compensation Committee is responsible for establishing and monitoring our general compensation policies and compensation plans, as well as the specific compensation levels for executive officers. Executive officers who are also directors have not participated in deliberations or decisions involving their own compensation.

General Compensation Policy

      Under the supervision of the Board of Directors, our compensation policy is designed to attract and retain qualified key executives critical to our growth and long-term success. It is the objective of the Board of Directors to have a portion of each executive’s compensation contingent upon our performance as well as upon the individual’s personal performance. Accordingly, each executive officer’s compensation package is comprised of three elements: (i) base salary which reflects individual performance and expertise, (ii) variable bonus awards payable in cash and tied to the achievement of certain performance goals that the Board of Directors establishes from time to time for the Company and (iii) long-term stock-based incentive awards which are designed to strengthen the mutuality of interests between the executive officers and our stockholders.

      The summary below describes in more detail the factors which the Board of Directors considers in establishing each of the three primary components of the compensation package provided to the executive officers.

Base Salary

      The level of base salary is established primarily on the basis of the individual’s qualifications and relevant experience, the strategic goals for which he or she has responsibility, the compensation levels at similar companies and the incentives necessary to attract and retain qualified management. Base salary is adjusted each year to take into account the individual’s performance and to maintain a competitive salary structure. Additionally, the Compensation Committee takes into account general economic and business conditions. Company performance does not play a significant role in the determination of base salary.

Cash-Based Incentive Compensation

      Cash bonuses are awarded on a discretionary basis to executive officers on the basis of their success in achieving designated individual goals and our success in achieving specific company-wide goals, such as customer satisfaction, revenue growth and earnings growth.

Long-Term Incentive Compensation

      We utilize our stock option plans to provide executives and other key employees with incentives to maximize long-term stockholder values. Awards under this plan by the Board of Directors take the form of stock options designed to give the recipient a significant equity stake and thereby closely align his or her interests with those of our stockholders. Factors considered in making such awards include the individual’s position, his or her performance and responsibilities, and internal comparability considerations.

      Each option grant allows the executive officer to acquire shares of common stock at a fixed price per share (the fair market value on the date of grant) over a specified period of time (up to 10 years). The options typically vest over a four-year period at the rate of 25% on the one year anniversary of the vesting commencement date, and  1/48 of the total number of shares subject to the option vest each month thereafter, contingent upon the executive officer’s continued employment with us. Accordingly, the option will provide a return to the executive officer only if he or she remains in our service, and then only if the market price of our common stock appreciates over the option term.

Compensation of the Chief Executive Officer

      John K. Kibarian has served as our President since November 1991 and as our Chief Executive Officer since July 2001. Mr. Kibarian’s base salary for fiscal 2001 was $170,000 and he received a cash bonus in the amount of $70,000.

      The factors discussed above in “Base Salaries,” “Cash-Based Incentive Compensation,” and “Long-Term Incentive Compensation” were also applied in establishing the amount of Mr. Kibarian’s salary. In addition to the foregoing, other significant factors considered in establishing Mr. Kibarian’s compensation were competitive factors and Mr. Kibarian’s leadership in achieving our long and short term strategic goals.

Deductibility of Executive Compensation

      The Compensation Committee has considered the impact of Section 162(m) of the Internal Revenue Code adopted under the Omnibus Budget Reconciliation Act of 1993, which section disallows a deduction for any publicly held corporation for individual compensation exceeding $1 million in any taxable year for the CEO and four other most highly compensated executive officers, respectively, unless such compensation meets the requirements for the “performance-based” exception to Section 162(m). As the cash compensation paid by the Company to each of its executive officers is expected to be below $1 million and the Committee believes that options granted under the 2001 Stock Plan to such officers will meet the requirements for qualifying as performance-based, the committee believes that Section 162(m) will not affect the tax deductions available to the Company with respect to the compensation of its executive officers. It is the Compensation Committee’s policy to qualify, to the extent reasonable, its executive officers’ compensation for deductibility under applicable tax law. However, the Company may from time to time pay compensation to its executive officers that may not be deductible.

THE COMPENSATION COMMITTEE OF
THE BOARD OF DIRECTORS OF
PDF SOLUTIONS, INC.:

B.J. Cassin
Lucio L. Lanza

Compensation Committee Interlocks and Insider Participation

      The Compensation Committee of the Board of Directors currently consists of B.J. Cassin and Lucio L. Lanza. No member of the Compensation Committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

AUDIT COMMITTEE REPORT

      The Audit Committee of our Board of Directors is composed of three independent directors and operates under a written charter adopted by the Board of Directors in July 2000, which is included in this proxy statement as Appendix A. The members of the Audit Committee are Mr. Lucas, Mr. Lanza and Mr. Cassin. Each of the members of the Audit Committee is independent as defined by the Nasdaq Marketplace Rules.

      The Audit Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of an accounting firm to be engaged as the Company’s independent auditors. The independent auditors are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. Management is responsible for our internal controls and the financial reporting process. The Audit Committee is responsible for monitoring and overseeing these processes.

      The Audit Committee held three meetings during the fiscal year 2001. The meetings were designed to facilitate and encourage communication between the Audit Committee, management and our independent public auditors, Deloitte & Touche LLP. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. The Audit Committee reviewed and discussed the audited consolidated financial statements for fiscal year 2001 with management and the independent auditors.

      The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended.

      The Audit Committee has received and reviewed the written disclosures and the letter from the independent auditors, Deloitte & Touche LLP as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. Additionally, the Audit Committee has discussed with Deloitte & Touche LLP the issue of its independence from PDF Solutions, Inc.

      Based on its review of the audited consolidated financial statements and the various discussions noted above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF PDF SOLUTIONS, INC.:

B.J. Cassin
Lucio L. Lanza
Donald L. Lucas

FEES BILLED FOR SERVICES RENDERED BY INDEPENDENT AUDITORS

      For the fiscal year ended December 31, 2001, Deloitte & Touche LLP, our independent auditors, billed the fees set forth below. The audit committee of the board of directors has considered whether and determined that the provision of non-audit services provided by Deloitte & Touche LLP is compatible with maintaining such auditors’ independence.

Audit Fees

      The aggregate fees billed or expected to be billed by Deloitte & Touche LLP for professional services rendered for the audit of PDF’s annual consolidated financial statements for the fiscal year ended December 31, 2001 and for the reviews of the condensed consolidated financial statements included in PDF’s Quarterly Reports on Form 10-Q for the fiscal year, totaled approximately $150,000.

Financial Information Systems Design and Implementation Fees

      Deloitte & Touche LLP did not perform any financial information systems design and implementation services for PDF during the fiscal year ended December 31, 2001.

All Other Fees

      The aggregate fees billed by Deloitte & Touche LLP for all other services rendered to PDF during the fiscal year ended December 31, 2001, other than those disclosed above, totaled approximately $660,000. These fees included audit related services of approximately $370,000 in connection with our initial public offering and non-audit related services consisting primarily of tax consultation and related services of $290,000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Loans To, And Other Arrangements With, Officers And Directors

      We had an early exercise provision under our 1996 Stock Option Plan and 1997 Stock Plan which allowed our optionholders and holders of stock purchase rights to purchase shares of stock underlying unvested options, subject to our own repurchase right. In addition, we have an employee loan program which allows employees to borrow the full exercise price of their options or stock purchase rights from us by signing a full recourse promissory note bearing interest at the applicable federal rate in the month of purchase. The following officers have participated in the loan program:

      In connection with his purchase of 1,264,096 shares of common stock on December 1, 1995, we loaned approximately $15,000 to Thomas Cobourn under a four year, 5.83% promissory note. The term of this note was extended for two years in 1999 at a rate of 5.93%. Mr. Cobourn paid this note in August 2001. In connection with his purchase of 26,666 shares of common stock on July 14, 2000, we loaned $80,000 to Mr. Cobourn under a four year, 6.62% promissory note. These notes are full recourse notes secured by pledges of the shares of common stock purchased. At March 31, 2002 his indebtedness plus accrued interest totaled approximately $89,297.

      In connection with his purchase of 1,648,516 shares of common stock on December 1, 1995, we loaned approximately $20,000 to Kimon Michaels under a four year, 5.83% promissory note. The term of this note was extended for two years in 1999 at a rate of 5.93%. Mr. Michaels paid this note in August 2001. In connection with his purchase of 40,000 shares of common stock on July 14, 2000, we loaned $120,000 to Mr. Michaels under a four year, 6.62% promissory note. These notes are full recourse notes secured by pledges of the shares of common stock purchased. At March 31, 2002 his indebtedness plus accrued interest totaled approximately $133,945.

      In connection with his purchase of 200,000 shares of common stock on August 25, 1998, we loaned approximately $30,000 to P. Steven Melman under a four year, 5.47% promissory note. In connection with his purchase of 33,333 shares of common stock on July 14, 2000, we loaned $100,000 to Mr. Melman under a four year, 6.62% promissory note. These notes are full recourse notes secured by pledges of the shares of common stock purchased. At March 31, 2002 his indebtedness plus accrued interest totaled approximately $147,619.

      In connection with his purchase of 166,666 shares of common stock on October 5, 1998, we loaned $25,000 to P.K. Mozumder under a four year, 5.47% promissory note. In connection with his purchase of 40,000 shares of common stock on July 13, 2000, we loaned $120,000 to Mr. Mozumder under a four year, 6.62% promissory note. These notes are full recourse notes secured by pledges of the shares of common stock purchased. At March 31, 2002 his indebtedness plus accrued interest totaled approximately $163,803.

      In connection with his purchase of 200,000 shares of common stock on December 4, 1998 we loaned $75,000 to David A. Joseph under a four year, 4.46% promissory note. In connection with his purchase of 33,333 shares on September 20, 1999 we loaned $12,500 to David Joseph under a four year, 4.46% promissory note and in connection with his purchase of 53,333 shares of common stock on July 14, 2000, we loaned $160,000 to Mr. Joseph under a four year, 6.62% promissory note. These notes are full recourse notes secured by pledges of the shares of common stock purchased. At March 31, 2002 his indebtedness plus accrued interest totaled approximately $278,848.

      In connection with his purchase of 116,666 shares of common stock on February 24, 2000, we loaned approximately $61,000 to W. Steven Rowe under a four year, 6.69% promissory note. This note is a full recourse note secured by a pledge of the shares of common stock purchased. Mr. Rowe terminated his employment with us effective March 15, 2002. We have since repurchased 55,904 unvested shares with respect to which we had repurchase rights. At March 31, 2002 his indebtedness plus accrued interest totaled approximately $32,205.

      In connection with his purchase of 26,666 shares of common stock on July 13, 2000, we loaned $80,000 to David Tarpley under a four year, 6.62% promissory note. This note is a full recourse note secured by a pledge of the shares of common stock purchased. At March 31, 2002 his indebtedness plus accrued interest totaled approximately $89,297.

      In connection with his purchase of 200,000 shares of common stock on July 14, 2000, we loaned $600,000 to John K. Kibarian under a four year, 6.62% promissory note. This note is a full recourse note secured by pledges of the shares of common stock purchased. At March 31, 2002 his indebtedness plus accrued interest totaled approximately $669,726.

      In connection with his purchase of 50,000 shares of common stock on July 24, 2001, we loaned approximately $550,000 to Lucio L. Lanza under a four year, 7.75% promissory note. This note is a full recourse note secured by a pledge of the shares of common stock purchased. At March 31, 2002 his indebtedness plus accrued interest totaled approximately $578,882.

Other Transactions

Option Grants

      We have granted options to some of our officers and directors. Please see “Compensation of Executive Officers and Other Matters — Option Grants in Last Fiscal Year” and “Proposal 1 — Director Compensation”.

Limitation of Liability and Indemnification Matters

      As permitted by the Delaware general corporation law, we have included a provision in our certificate of incorporation to eliminate the personal liability of our officers and directors for monetary damages for breach or alleged breach of their fiduciary duties as officers or directors, other than in cases of fraud or other willful misconduct.

      In addition, our Bylaws provide that we are required to indemnify our officers and directors even when indemnification would otherwise be discretionary, and we are required to advance expenses to our officers and directors as incurred in connection with proceedings against them for which they may be indemnified. We have entered into indemnification agreements with our officers and directors containing provisions that are in some respects broader than the specific indemnification provisions contained in the Delaware general corporation law. The indemnification agreements require us to indemnify our officers and directors against liabilities that may arise by reason of their status or service as officers and directors other than for liabilities arising from willful misconduct of a culpable nature, to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified, and to obtain our directors’ and officers’ insurance if available on reasonable terms. We have obtained directors’ and officers’ liability insurance in amounts comparable to other companies of our size and in our industry.

      We believe that all related-party transactions described above were made on terms no less favorable to us than could have been otherwise obtained from unaffiliated third parties.

STOCK PERFORMANCE GRAPH

      The following graph compares the cumulative total stockholder return data for our stock since July 26, 2001 (the date on which the Company’s stock was first registered under Section 12 of the Securities Exchange Act of 1934, as amended) to the cumulative return over such period of (i) The Nasdaq Stock Market (U.S.) Index and (ii) the JP Morgan H & Q Technology Index. The graph assumes that $100 was invested on July 27, 2001. The graph further assumes that such amount was initially invested in the Common Stock of the Company at a per share price of $12.00 (price at which such stock was first offered to the public by the Company on the date of its initial public offering) and reinvestment of any dividends. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

COMPARISON OF 5 MONTH CUMULATIVE TOTAL RETURN*

AMONG PDF SOLUTIONS, INC., THE NASDAQ STOCK MARKET (U.S.) INDEX

AND THE JP MORGAN H & Q TECHNOLOGY INDEX

	Cumulative Total Return

	7/27/01	7/01	8/01	9/01	10/01	11/01	12/01

PDF Solutions, Inc.	100.00	131.92	120.00	85.42	138.75	132.50	175.00
NASDAQ Stock Market (U.S.)	100.00	100.00	89.10	74.09	83.60	95.50	96.32
JP Morgan H & Q Technology	100.00	100.00	88.96	69.96	80.18	93.26	94.72

*	$100 Invested on 7/27/01 in stock or index — including reinvestment of dividends. Fiscal year ending December 31.

Section 16 Beneficial Ownership Reporting Compliance

      Section 16(a) of the Exchange Act requires our directors, our executive officers and persons who own more than 10% of the common stock (collectively, “Reporting Persons”) to file initial reports of ownership and changes in ownership of our common stock. Reporting Persons are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on our review of the copies of such reports received or written representations from certain Reporting Persons that no other reports were required, we believe that during its fiscal year ended December 31, 2001, all Reporting Persons complied with all applicable filing requirements, with the exception that each of Mssrs. Cassin, Cobourn, Kibarian, Joseph, Lanza, Lucas, Melman, Michaels, Mozumder, Rowe and Tarpley failed to timely file their initial reports on Form 3 and Mr. Lucas failed to timely file his Form 4 for the month of July, 2001.

Other Matters

      The Board of Directors knows of no other business that will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in respect thereof as the proxy holders deem advisable.

      It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors,

/s/ PETER COHN
_______________________________________ PETER COHN
Secretary

San Jose, California

April 15, 2002

APPENDIX A

PDF SOLUTIONS, INC.

CHARTER FOR THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

Purpose

      The purpose of the Audit Committee established by this charter will be to make such examinations as are necessary to monitor the corporate financial reporting and the internal and external audits of PDF Solutions, Inc. (the “Company”), to provide to the Board of Directors (the “Board”) the results of its examinations and recommendations derived therefrom, to outline to the Board improvements made, or to be made, in internal accounting controls, to nominate independent auditors, to supervise the finance function of the Company (which will include, among other matters, the Company’s investment activities) and to provide the Board such additional information and materials as it may deem necessary to make the Board aware of significant financial matters which require Board attention.

      The Audit Committee will undertake those specific duties and responsibilities listed below, and such other duties as the Board from time to time may prescribe.

Charter Review

      The Audit Committee will review and reassess the adequacy of this charter at least once per year. This review is initially intended to be conducted at the first Audit Committee meeting following the Company’s Annual Meeting of Stockholders, but may be conducted at any time the Audit Committee desires to do so. Additionally, to the extent and in the manner that the Company is legally required to do by the rules of the Securities and Exchange Commission (the “SEC”), this charter (as then constituted) shall be publicly filed.

Membership

      The Audit Committee must be comprised of at least three members of the Board. Such members will be elected and serve at the pleasure of the Board. The members of the Audit Committee will not be employees of the Company. Each member of the Audit Committee shall be an “independent director,” as defined by and to the extent required by the Rules of the National Association of Securities Dealers, Inc. (“NASD”).

      Further, each member of the Audit Committee must be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement, or must become able to do so within a reasonable period of time after his or her appointment to the Audit Committee. Additionally, at least one member of the Audit Committee must have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. Notwithstanding the foregoing, one director who is not independent, as defined in the NASD Rules, and who is not a current employee or an immediate family member of such employee, may be appointed to the Audit Committee, if the board, under exceptional and limited circumstances, determines that membership on the Audit Committee by the individual is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual proxy statement subsequent to such determination, the nature of the relationship and the reasons for that determination.

Meetings

      The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least quarterly to review the financial affairs of the Company. The Audit Committee will meet with the independent auditors of the Company upon the completion of the annual

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audit, and at such other times as it deems appropriate, to review the independent auditors’ examination and management report.

Responsibilities

      The responsibilities of the Audit Committee shall include:

1. Nominating the independent auditors for annual approval by the Board and ratification by the stockholders;

2. Reviewing the plan for the audit and related services at least annually;

3. Reviewing audit results and annual and interim financial statements;

4. Ensuring the receipt of, and reviewing, a written statement from the Company’s auditors delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1;

5. Reviewing and actively discussing with the Company’s auditors any disclosed relationship or service that may impact the objectivity and independence of the auditor;

6. Taking, or recommending that the Board take, appropriate action to oversee the independence of the outside auditor;

7. Overseeing the adequacy of the Company’s system of internal accounting controls, including obtaining from the independent auditors management letters or summaries on such internal accounting controls;

8. Overseeing the effectiveness of the internal audit function;

9. Overseeing the Company’s compliance with the Foreign Corrupt Practices Act;

10. Overseeing the Company’s compliance with SEC requirements for disclosure of auditor’s services and Audit Committee members and activities; and

11. Overseeing the Company’s finance function, which may include the adoption from time to time of a policy with regard to the investment of the Company’s assets.

      In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board delegates to it.

      Finally, the Audit Committee shall ensure that the Company’s auditors understand both (i) their ultimate accountability to the Board and the Audit Committee, as representatives of the Company’s stockholders, and (ii) the Board’s and the Audit Committee’s ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Company’s independent auditors (or to nominate the outside auditor to be proposed for stockholder approval in any proxy statement).

Reports

      The Audit Committee will to the extent deemed appropriate record its summaries of recommendations to the Board in written form that will be incorporated as a part of the minutes of the Board. To the extent required, the Audit Committee will also prepare and sign a Report of the Audit Committee for inclusion in the Company’s proxy statement for its Annual Meeting of Stockholders.

A-2

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF PDF SOLUTIONS, INC. FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 17, 2002

          The undersigned stockholder of PDF Solutions, Inc., a Delaware corporation, (the “Company”) hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 15, 2002, and hereby appoints John K. Kibarian and P. Steven Melman or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of PDF Solutions, Inc. to be held on Friday, May 17, 2002, at 1:30 p.m. (PDT), at the San Jose Hilton Hotel, Santa Clara Room, 300 Almaden Blvd., San Jose, CA, at any adjournment or postponement thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below:

          Vote by Telephone

          It’s fast, convenient and immediate!

          Call Toll-Free on a Touch-Tone Phone 1-877-PRX-VOTE (1-877-779-8683).

          Follow these four easy steps:

          1.      Read the accompanying Proxy Statement/Prospectus and Proxy Card.

          2.      Call the toll-free number 1-877-PRX-VOTE (1-877-779-8683).

          3.      Enter your Voter Control Number located on your Proxy Card above your name.

          4.      Follow the recorded instructions.

        Your vote is important!     Call 1-877-PRX-VOTE anytime!

          Do not return your Proxy Card if you are voting by Telephone

1.	ELECTION OF DIRECTORS:

____ FOR all nominees listed below (except as indicated).

____ WITHHOLD authority to vote for all nominees listed below.

                  If you wish to withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below:

Donald L. Lucas B.J. Cassin

2.	PROPOSAL TO RATIFY THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002:

____FOR                     ____AGAINST               ____ABSTAIN

and, in their discretion, upon such other matter or matters that may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

PLEASE SIGN ON REVERSE SIDE AND RETURN IMMEDIATELY

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED AS FOLLOWS: (1) FOR THE ELECTION OF DIRECTORS; (2) FOR RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002; AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING.

Date:

Signature

Date:

Signature

(This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.)